PANNONIAN ENERGY, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                   (Unaudited)


                                     ASSETS


CURRENT ASSETS
     Cash                                                           $     9,066
     Accounts and notes receivable                                      860,622
                                                                    ------------

        Total Current Assets                                            869,688
                                                                    ------------
PROPERTY AND EQUIPMENT, net                                               2,642

OIL AND GAS PROPERTIES, net                                           2,033,440
                                                                    ------------
                                                                    $ 2,905,770
                                                                    ============

             LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Notes payable-related                                          $   526,524
                               other                                    579,302
     Accounts payable                                                   432,394
     Accrued interest payable                                            96,886
                                                                    ------------
        Total Current Liabilities                                     1,635,106
                                                                    ------------

STOCKHOLDERS' EQUITY
     Preferred stock-$.001 par value; authorized 5,000,000 shares
        issued and outstanding - none                                         -
     Common stock-$.001 par value; authorized 25,000,000 shares
        issued and outstanding - 7,925,000 shares                         7,925
     Capital in excess of par value                                   3,157,075
     Deficit accumulated during the development stage                (1,894,336)
                                                                    ------------
                                                                      1,270,664
                                                                    ------------
                                                                    $ 2,905,770
                                                                    ============



                  The accompanying notes are an integral part
                    of the consolidated financial statements

                             PANNONIAN ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (Unaudited)

REVENUES
     Oil and gas revenues                                           $     6,168
                                                                    ------------
                                                                          6,168
                                                                    ------------
OPERATING EXPENSES
     General and administrative expenses                                492,011
     Lease operating expenses                                             6,371
     Exploration costs                                                   75,684
     Interest                                                            48,842
     Depreciation and depletion                                           7,403
                                                                    ------------
                                                                        630,311
                                                                    ------------
OTHER INCOME
     Gain on sale of property                                           200,000
                                                                    ------------

NET (LOSS)                                                          $  (424,143)
                                                                    ============
NET (LOSS) PER COMMON SHARE-BASIC AND DILUTED                       $     (0.05)
                                                                    ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-
     BASIC AND DILUTED                                                7,925,000
                                                                    ============



                  The accompanying notes are an integral part
                    of the consolidated financial statements

                             PANNONIAN ENERGY, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (Unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES
     Net (loss)                                                                     $(424,142)
     Adjustments to reconcile net (loss) to net cash used by operating activities
         Depreciation and depletion                                                     7,403
         Changes in assets and liabilities
            (Increase)  in notes and accounts receivable                             (818,405)
            Decrease in prepaids                                                       37,372
            Increase in accounts payable                                              410,025
            Increase in accrued expenses                                               93,173
                                                                                    ----------
     Net cash (used) by operating activities                                         (694,574)
                                                                                    ----------
CASH FLOWS FROM INVESTING ACTIVITIES
     Cash paid for oil and gas properties                                            (325,098)
                                                                                    ----------
     Net cash (used) by investing activities                                         (325,098)
                                                                                    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from short-term borrowings                                              865,248
                                                                                    ----------
     Net cash provided by financing activities                                        865,248
                                                                                    ----------
NET (DECREASE) IN CASH                                                               (154,424)

CASH, BEGINNING OF PERIOD                                                             163,490
                                                                                    ----------
CASH, END OF PERIOD                                                                 $   9,066
                                                                                    ==========



                  The accompanying notes are an integral part
                    of the consolidated financial statements

                             PANNONIAN ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                   (UNAUDITED)


The unaudited financial statements included herein were prepared from the records of the Company in accordance with Generally Accepted Accounting Principles and reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the results of operations and financial position for the interim period. Such financial statements generally conform to the presentation reflected in the Company's annual financial statements filed with the Securities and Exchange Commission on Form 8K. The current interim period reported herein should be read in conjunction with the Company's annual financial statements subject to independent audit at the end of the year.

The results of operations for the nine months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.